Sigma-Aldrich Corporation • Enabling Science to Improve the Quality of Life sigma-aldrich.com Exhibit 99.2 Q4 and Full Year 2011 Earnings Review & 2012 Outlook

Cautionary Statements
February 9, 2012 earnings release posted on its website,
www.sigma-aldrich.com,
and in the Appendix – Reconciliation of GAAP to
Non-GAAP Financial Measures beginning on Slide 18.
Our presentation today may be deemed to include or incorporate forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including financial, business environment and projections, as well as statements that are preceded by, followed by, or that include the words “believes,” “can,”
“expects,” “plans,” “anticipates,” “should”, “will” or similar expressions, and other statements regarding matters that are not historical facts.
Additionally, the release contains forward-looking statements relating to future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including, without limitation, statements with respect to Sigma-Aldrich Corporation’s (the “Company,” “we,” “us” or “our”)
expectations, goals, beliefs, intentions and the like regarding future sales, earnings, return on equity, cost savings, process improvements, free cash flow, share repurchases, capital expenditures, acquisitions and other matters. These statements are based on assumptions regarding the Company operations, investments and acquisitions and conditions in the markets the Company serves. The Company believes these assumptions are reasonable and well founded.  The statements in this release are subject to risks and uncertainties, including, among others, certain economic, political and technological factors.  Actual results could differ materially from those stated or implied in the release, due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our Research and SAFC business units, (6) dependence on uninterrupted manufacturing operations, (7) changes in the regulatory environment in which the Company operates, (8) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10 – Income Taxes to the
Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “10-K”), (9)
exposure to litigation including product liability claims, (10) the ability to maintain adequate quality standards, (11) reliance on third party package delivery services, (12) an unanticipated increase in interest rates, (13) other changes in the business environment in which the
Company operates, (14) the outcome of the outstanding matters described in Note 11 – Contingent Liabilities and Commitments, to the to the
10-K and (15) acquisitions or divestitures of businesses.  A further discussion of the Company’s risk factors can be found in Item 1A of Part I of the 10-K.  The Company does not undertake any obligation to update these forward-looking statements.
With over 60 percent of sales denominated in currencies other than the U.S. dollar, management uses currency adjusted growth, and believes it is useful to investors, to judge the Company’s local currency performance. Organic sales growth data presented herein excludes currency impacts, and where indicated, acquisition impacts.  The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates, the result is the defined impact of “changes in foreign currency exchange rates” or “changes in FX.” While we are able to report currency impacts after the fac we are unable to estimate changes that may occur in 2012 to applicable exchange rates.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Free cash flow is defined as net cash provided by operating activities less capital expenditures.  Management believes this non-GAAP information is useful to investors as well. Reconciliations of GAAP to non-GAAP information are included in the Company’s

✓		✓
		✓		✓
				✓

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH

Performance versus Guidance
(1) Adjusted EPS for one-time tax item
(1)
Q4 2011 Full Year 2011
Solid Achievement in 2011
Guidance Actual Guidance Actual
Sales Growth
Low to
3%
5%
Diluted
Adjusted EPS
$0.85 - $0.93 $0.91 $3.73 - $3.81 $3.76
Free Cash Flow
N/A N/A        ~$400M $391M
Mid-Single Digit
Mid-Single digit

↑ ↑

↑ ↑
↑ ↑
↑ ↑
↓

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

Fourth Quarter 2011 Financial Results
($ in millions, except per share amounts)
YEAR-OVER-YEAR
Operating Income up Double Digits in Q4
As
Reported
Q4 2011
As
Reported
Excluding
Restructuring
Operating Income $ 160 23% 14%
Net Income $ 108 15% 6%
Diluted EPS $0.89 17% 7%
Free Cash Flow $   91 1%
Q4 2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $ 610 5% 3%
YEAR-OVER-YEAR
(1)
(1) See page 23 for Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

↑ ↑

↑ ↑

↑ ↑

↑ ↑

↓

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

Full Year 2011 Financial Results
($ in millions, except per share amounts)
5
YEAR-OVER-YEAR
Year-to-Date Sales and Earnings Up 10% and 19% from Prior Year.
13% 19% $  462 $  457 Net Income
14% 19% $ 3.76 $ 3.72 Diluted EPS
8% $  391 Free Cash Flow
Excluding
Restructuring
As
Reported
Excluding
Restructuring
and Impairment
Operating Income $  647 $  655 17% 13%
2011
Year-To-Date
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $2,505 10% 5%
YEAR-OVER-YEAR
Twelve
Months
2011
(2) See page 23 for Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
(2)
(1) See page 19 for Reconciliation of Reported Net Income and Diluted Earnings Per Share to Adjusted Net Income and Adjusted Diluted
Earnings Per Share.
(1)

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

6 6
2011 Sales Growth
RESEARCH
71%
29%
SAFC
Macroeconomic Uncertainty Impacted Research Growth in Q4
1%
7%
3%
Research
SAFC
Total
Company
Organic*
*See page 22 for Reconciliation of Reported Sales Growth to Adjusted (Organic) Sales Growth.
Reported
3%
8%
5%
3%
9%
5%
Organic* Reported
9%
13%
10%
Q4 2011 / Q4 2010
Full Year 2011/
Full Year 2010
Sales Mix (2011)

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

24.2%
50 basis points
7
Margin Analysis
Q4 & Full Year Adjusted Operating Margins Improved
PERCENTAGE OF SALES
26.2%
-
Full Year 2011
25.8%
0.3
Reported Operating Income Margin - 2011
Q4 2011
25.6%
Restructuring Costs
Adjusted Operating Income Margin - 2011
26.2% 26.1%
Adjusted Operating Income Margin - 2010
Improvement
(1)
(1)
(1) See page 20 for Reconciliation of Reported Operating Income Margin Adjusted Operating Income Margin.
200 basis points

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

8 8
Free Cash Flow
(in millions)
2011
$457
106
(75)
7
495
(104)
$391
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2010
$384
93
17
29
523
(99)
$424
*Accounts Receivable + Inventory – Accounts Payable
YEAR ENDED DECEMBER 31
Working Capital Increase to Support Sales Growth

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

9 9
Q4 2011 Sales Performance
Innovation
Reported Organic
(1)
•
Analytical, Biology, Materials Science
Sales Growth
(2)
2-18%      2-6%
SAFC Sales
•
Build on momentum in key product segments 8% 7%
Geographic Growth
•
North America 4% 1%
•
Europe 1%  2%
•
Asia Pacific/Latin America 12% 7%
•
Focus Markets – India, China, Brazil 25% 17%
eCommerce Sales
•
Increase in sales through channel                               14%                    10%
Initiatives Collectively on Track
(2) Varies for individual product lines.
(1)
Adjusted for currency and acquisitions.  See pages 21 & 22 for Reconciliation of Reported Sales Growth to Adjusted (Organic) Sales
Growth.

10 10
• Localization strategy made strong strides in 2011 in emerging markets
• Q2 Vetec acquisition in Brazil
• Q3 Bangalore, India expansion
• Q4 new facility in Wuxi, China completed December 2011
• Q1 2012 Taiwan SAFC Hitech facility to open
• All time high service levels in International Region
SAFC and Emerging Markets Continue to Deliver
Full Year 2011 Highlights
• SafeBridge Certification for commercial scale HPAPI in Wisconsin
• Innovation in ZFN and eCommerce

Strategic Priorities
•
Achieve double-digit organic growth in faster growing markets of Research
•
Protect and enhance financial performance of core Research business
•
Grow SAFC business in high single-digit by leveraging customer focus, unique manufacturing capabilities and adjacent services
•
Expand in emerging markets
•
Drive operational excellence
•
Strategic acquisitions leveraging strong cash flow
Driving Above Market Growth

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

BioReliance Overview
2011 Revenue by Segment
Biologics
Toxicology
Animal Health Services
Global Facilities
Tokyo, Japan
Bangalore, India
Glasgow, Scotland
Stirling, Scotland
Rockville, USA
Total Employees: ~650
2011 Revenue: $126M
• Global biopharmaceutical
services organization
• Biologics Testing: global market leader
for safety testing and support services
for manufacturers of biologic
therapeutics
• Specialized Toxicology Studies: global
market leader for genetic toxicology
testing; leader in transgenic model
studies for oncogenicity
• Animal Health Services: broad
spectrum of laboratory animal
diagnostic and analytical services for
health monitoring and disease
outbreak
BioReliance Currently Performs Testing for ~75% of the Top Pharma Companies and ~90%
of the Top Biotech Companies in the World.

Share of sales of top 10 selling pharmaceuticals by molecule type

Biomolecules
Small molecules
$57 B
$76 B
$74 B
100%
80%
60%
40%
20%
0%
2005
2010
2014
Drug count
Large/small molecules
0/10
5/5
8/2

SOURCE: Reuters, IMF

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

BioReliance Strategic Rationale and Transaction Benefits
• Strategic Context
•
Combination creates one of the broadest
product and services offerings for the
development and manufacturing of biological
drugs
•
Benefits biopharmaceutical customers with a
broad portfolio of product solutions and
services
•
Provides platform from which to expand
across laboratory and biological services
• Financial Impact
•
Purchase price of approximately $350M in
cash
•
Expected to be accretive to growth rate and
earnings in 2012
•
Opportunity to drive incremental revenue
growth and returns over time through cross-
selling, geographic expansion, expansion of
technology platform
Sigma-Aldrich and BioReliance Provide an Expanded Value Proposition for
Biopharmaceutical Customers

Complementary Offering for Biologic Development &
Manufacturing
14
Bioreactor
Purified Bulk
Drug
Substance
Final  Drug
Product
Unprocessed
Bulk  Product
Research
Cell Line
Production Cell
Line (“Cell
Bank”)
Cloning, cell
selection &
expansion
Media development,
upstream process
optimization (“scale up”)
Process
Chromatography
Formulation
development,
stability testing, fill
& finish
Upstream Bioprocessing Downstream Bioprocessing
Legend:
Raw Material Testing
Raw Material Manufacturing & Supply
Lot Release & Downstream Process Testing
Expression System and
Cell Line Development
Contract Biologic Manufacturing
Upstream Process Development
BioReliance
Sigma-Aldrich/SAFC

2012 Guidance
Organic Sales Growth
1st Half
Mid Single-digit
2nd Half Full Year
Low Double-digits
Low Single-digit
Low to Mid Single-digit
Research
SAFC
Mid
Single-digit
Total Company Growth Expected To Be Mid Single-Digit

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

16 2012 Guidance Diluted Adjusted EPS Diluted Earnings Per Share $ 4.10 - 4.23 FX Tax BioReliance EPS Range $ 3.90 - 4.05 (0.15) (0.10) 0.05 - 0.07 Free Cash Flow In Excess of $400M

17 17 QUESTIONS? Sigma-Aldrich Corporation Q4 and Full Year 2011 Earnings Review

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.
SIGMA-ALDRICH®

Appendix Reconciliation of GAAP to Non-GAAP Financial Measures 18

Reconciliation of Reported Net Income and Diluted Earnings
Per Share to Adjusted Net Income and Adjusted Diluted
Earnings Per Share (Unaudited)
2011
2010
2011
2010
Reported net income 108 $
94 $
0.89 $
0.76 $
Restructuring costs
-
8
-
0.07
Extraordinary tax charge
2
-
0.02
-
Adjusted net income
110 $            102 $            0.91 $           0.83 $
2011
2010
2011
2010
Reported net income 457 $
384 $
3.72 $
3.12 $
Restructuring costs
5
17
0.04
0.14
Impairment costs
-
7
-
0.05
Adjusted net income
462 $
408 $
3.76 $
3.31 $
Three Months Ended Three Months Ended
December 31, December 31,
Net Income Diluted Earnings
Net Income Diluted Earnings
(in millions) Per Share
December 31, December 31,
(in millions) Per Share
Twelve Months Ended Twelve Months Ended

Reconciliation of Reported Operating Income to Adjusted
Operating Income (Unaudited)
2011 2010 2011 2010
Reported operating income 160 $                130 $               647 $             551 $
Restructuring costs -                    11                    8                      24
Impairment costs -                    -                  -                  7
Adjusted operating income 160 $                141 $               655 $             582 $
2011 2010 2011 2010
Reported operating income margin 26.2%            22.3%            25.8%          24.3%
Restructuring costs -                    1.9%               0.3%             1.0%
Impairment costs -                    -                  -                  0.3%
Adjusted operating income margin 26.2%            24.2%            26.1%          25.6%
Three Months Ended Twelve Months Ended
December 31, December 31,
Three Months Ended Twelve Months Ended
December 31, December 31,

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Three Months Ended December 31, 2011
Reported FX Impact Acquisitions Organic
•
Analytical, Biology, Materials Science Sales Growth
Geographic Growth
•
North America
•
Europe
•
Asia Pacific/Latin America
•
Focus Markets – India, China, Brazil
*Varies for individual product areas
2-18% * 0-(1)% * 0-13% * 2-6% *
4% -% 3% 1%
1% (1)% -% 2%
12% 1% 4% 7%
25% (4)% 12% 17%

© 2012 Sigma-Aldrich Co. LLC. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Sales Growth by Business Unit
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials 3%                 -                       3%                   -
   Research Specialties 3%                 -                       2%                   1%
   Research Biotech 5%                 -                       -                   5%
       Total Research 3%                 -                       2%                   1%
   SAFC 8%                 -                       1%                   7%
   Total Customer Sales 5%                 -                       2%                   3%
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials 10%             4%                       2%                   4%
   Research Specialties 9%                 4%                       3%                   2%
   Research Biotech 9%                 4%                       -                   5%
       Total Research 9%                 4%                       2%                   3%
   SAFC 13%             3%                       1%                   9%
   Total Customer Sales 10%             4%                       1%                   5%
Ended December 31, 2011
Twelve Months
Three Months
Ended December 31, 2011

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow (Unaudited)
In millions
2011 2010
Net cash provided by operating activities 122 $             126 $
Less: Capital expenditures (31)                   (34)
Free cash flow 91 $                 92 $
2011 2010
Net cash provided by operating activities 495 $             523 $
Less: Capital expenditures (104)                (99)
Free cash flow 391 $             424 $
Three Months Ended
December 31,
December 31,
Twelve Months Ended